Acquisitions	12 Months Ended
Dec. 31, 2020
Disclosure Of Business Combinations [Abstract]
Acquisitions

12 Acquisitions

Accounting policy

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. Provisional fair values of the consideration given and of the assets and liabilities acquired are summarised below.

	Fair value	Fair value	Fair value
	2020	2019	2018
	£m	£m	£m
Goodwill	570	257	626
Intangible assets	427	245	423
Property, plant and equipment	3	1	5
Non current assets	1	4	12
Current assets	20	20	24
Current liabilities	(24)	(53)	(72)
Borrowings	(3)	(6)	(12)
Deferred tax	(90)	(44)	(51)
Net assets acquired	904	424	955
Consideration (after taking account of £29m (2019: £32m; 2018: £27m) net cash acquired)	904	424	955
Less: consideration deferred to future years	(40)	(10)	(36)
Less: acquisition date fair value of equity interest	—	(15)	—
Net cash flow	864	399	919

During 2020, RELX completed several acquisitions for a total of £878m, or £904m adjusted for debt and cash acquired. On 31 January 2020, RELX acquired 100% of the share capital of ID Analytics, a provider of credit and fraud solutions for consideration of $375m. On 19 March 2020, RELX acquired 100% of the share capital of Emailage, a provider of email based fraud solutions for consideration of $480m. Both of these acquisitions are part of Risk. On December 9, 2020, RELX acquired 100% of the share capital of Shadow Health, a developer of virtual simulations in nursing and healthcare education which is part of STM.

The businesses acquired in 2020 contributed £70m to revenue, increased adjusted operating profit by £13m, decreased net profit by  £32m (after charging £44m of integration costs and amortisation of acquired intangibles) and contributed £9m to net cash outflow from operating activities for the part year under the Group’s ownership and before taking account of acquisition financing costs. Had the businesses been acquired at the beginning of the year, on a pro forma basis the Group revenues, adjusted operating profit and net profit attributable to RELX PLC shareholders for the year would have been £7,148m, £2,082m and £1,229m respectively, before taking account of acquisition financing costs.